Exhibit 10.1

Execution Version

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

among

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as First Lien Collateral Trustee for the

First Lien Secured Parties,

U.S. BANK NATIONAL ASSOCIATION,

as Second Lien Collateral Agent for the

Second Lien Secured Parties,

each additional Representative from time to time party hereto,

TRIUMPH GROUP, INC.,

as the Company, and

the other Grantors party hereto,

dated as of August 17, 2020

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of August 17, 2020 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral trustee for the First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Trustee”), U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Second Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Second Lien Collateral Agent”), each additional Representative that from time to time becomes a party hereto pursuant to Section 8.09, TRIUMPH GROUP, INC., a Delaware corporation (the “Company”), and the other Grantors (as defined below) from time to time party hereto.

RECITALS:

1.    On September 23, 2019, the Company and the other Grantors entered into the Intercreditor Agreement (the “Original Intercreditor Agreement”) with PNC Bank, National Association (“PNC”), as first lien credit agreement collateral agent (in such capacity, the “Original First Lien Agent”), and U.S. Bank National Association, as second lien collateral agent.

2.    PNC is the administrative agent under the Company’s Third Amended and Restated Credit Agreement dated as of November 19, 2013 (as heretofore amended, the “First Lien Credit Agreement”), which is being terminated, with the loans thereunder refinanced and the letters of credit issued thereunder cash collateralized (the “Refinancing”) with the proceeds from, among other things, the issuance of the Company’s 8.875% Senior Secured First Lien Notes due 2024 (such notes, together with any additional notes issued from time to time under the First Lien Indenture referred to below, the “First Lien Notes”) pursuant to the First Lien Indenture.

3.    In connection with the issuance of the First Lien Notes and the Refinancing, the Company and the other Grantors are entering into a Collateral Trust Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”) among the First Lien Collateral Trustee, as collateral trustee, U.S. Bank National Association, as indenture trustee on behalf of the holders of the First Lien Notes, and any other Secured Debt Representative (as defined therein) that may become a party thereto, which will govern the Liens held by the First Lien Collateral Trustee for the benefit of the First Lien Secured Parties (as defined below), including the holders of the First Lien Notes.

4.    The parties hereto desire to amend and restate the Original Intercreditor Agreement to, among other things, reflect the Refinancing and replace PNC in its capacity as the Original First Lien Agent with the First Lien Collateral Trustee.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First Lien Collateral Trustee (for itself and on behalf of the First Lien Secured Parties), the Second

Lien Collateral Agent (for itself and on behalf of the Second Lien Secured Parties) and each additional Representative (for itself and on behalf of the holders of the Series of Secured Debt for which it is Representative) agree to amend and restate the Original Intercreditor Agreement in its entirety as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Collateral Trust Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional First Lien Debt” means any Indebtedness that is incurred, issued or guaranteed by the Company and/or any other Grantor (other than Indebtedness constituting First Lien Initial Obligations), which Indebtedness and guarantees are secured by the First Lien Collateral (or a portion thereof) on a pari passu basis with the First Lien Initial Obligations, including, in any event, any “Additional Secured Debt” under, and as defined in, the Collateral Trust Agreement; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed, as applicable, on such basis by each then-existing First Lien Document and Second Lien Document and (ii) unless already a party with respect to that series of Additional First Lien Debt, the trustee, agent or representative for the holders of such Indebtedness shall have become a party to the Collateral Trust Agreement and satisfied, or caused to be satisfied, the conditions set forth in Section 8.09 hereof.

“Additional First Lien Documents” means, with respect to any series, issue or class of Additional First Lien Debt, the loan agreements, the promissory notes, indentures, the First Lien Security Documents or other operative agreements evidencing or governing such Indebtedness, including, in any event, any agreement governing “Additional Secured Debt” under, and as defined in, the Collateral Trust Agreement.

“Additional First Lien Obligations” means, with respect to any series, issue or class of Additional First Lien Debt, all amounts owing pursuant to the terms of such Additional First Lien Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest (including interest, fees or expenses accrued thereon after the commencement of any Insolvency or Liquidation Proceeding), premium, letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other Obligations payable by a Grantor under any Additional First Lien Document. Additional First Lien Obligations shall not include any DIP Financing.

“Additional Secured Debt Designation” means, in the case of any Series of Second Lien Debt:

(a)    the written agreement of the holders of such Series of Second Lien Debt and their Representative, as set forth in the indenture, credit agreement or other agreement governing such Series of Second Lien Debt, for the benefit of the First Lien Secured Parties and the other Second Lien Secured Parties that all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of such Series of Second Lien Debt; and

(b)    the Second Lien Representative and the holders of Obligations in respect of such Series of Second Lien Debt are bound by the provisions of this Agreement, including the provisions relating to the ranking of First Liens and Second Liens and the order of application of proceeds from the enforcement of First Liens and Second Liens and such Second Lien Representative shall have become party to this Agreement pursuant to and by satisfying the conditions set forth in, Section 8.09 hereof.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bank Product Obligations” of any Person means the obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) pursuant to any treasury or cash management services, including deposit accounts, overdraft, credit or debit card, funds transfer (including electronic funds transfer), automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services and including, in any event, “Banking Services Obligations” under, and as defined in, the “Collateral Trust Agreement”.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.).

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Class Debt” has the meaning assigned to such term in Section 8.09.

“Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Collateral” means the First Lien Collateral and the Second Lien Collateral.

“Collateral Documents” means the First Lien Security Documents and the Second Lien Security Documents.

“Collateral Trust Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Designated Second Lien Representative” means (i) the Second Lien Collateral Agent, so long as the Second Lien Debt under the Second Lien Indenture is the only Second Lien Debt under this Agreement and (ii) at any time when clause (i) does not apply, the Second Lien Representative designated from time to time by the Second Lien Majority Representative in a notice to the First Lien Collateral Trustee and the Company hereunder, as the “Designated Second Lien Representative” for purposes hereof.

“DIP Financing” has the meaning assigned to such term in Section 6.01(a).

“Discharge of First Lien Obligations” means the occurrence of all of the following:

(1)    termination or expiration of all commitments to extend credit that would constitute First Lien Obligations;

(2)    payment in full in cash of the principal of and interest, fees, expenses (including all interest, fees and expenses accrued after the commencement of any Insolvency or Liquidation Proceeding whether or not allowed or allowable in such proceeding) and premium (if any) on all First Lien Obligations (other than any undrawn letters of credit);

(3)    discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Document) of all outstanding letters of credit constituting First Lien Obligations;

(4)    payment in full in cash of obligations in respect of Hedging Obligations constituting First Lien Obligations (and, with respect to any particular agreement regarding Hedging Obligations, termination of such agreement and payment in full in cash of all obligations thereunder or such other arrangements as have been made by the counterparty thereto (and communicated to the First Lien Collateral Trustee) pursuant to the terms of the First Lien Documents) other than such Hedging Obligations that have been novated or collateralized to the extent required by the terms thereof;

(5)    payment in full in cash of all other First Lien Obligations, including, without limitation, Bank Product Obligations constituting First Lien Obligations, that are outstanding and unpaid at the time the First Lien Obligations are paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time); and

(6)    “Discharge of Secured Obligations” under, and as defined in, the Collateral Trust Agreement.

A replacement of First Lien Obligations with other First Lien Obligations shall not be deemed to cause a Discharge of First Lien Obligations.

“Discharge of Second Lien Obligations” means the occurrence of all of the following:

(a)    payment in full in cash of the principal of and interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding) and premium (if any) on all Second Lien Debt; and

(b)    payment in full in cash of all other Second Lien Obligations that are outstanding and unpaid at the time the Second Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time).

A replacement of Second Lien Obligations with other Second Lien Obligations shall not be deemed to cause a Discharge of Second Lien Obligations.

“First Lien” means a Lien granted by the Company or any other Grantor in favor of the First Lien Collateral Trustee, at any time, upon any property of the Company or any other Grantor to secure First Lien Obligations.

“First Lien Class Debt” has the meaning assigned to such term in Section 8.09.

“First Lien Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“First Lien Collateral” means all “Collateral” (or comparable term) as defined in the First Lien Security Documents or any other First Lien Document, and any other assets of the Company or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a First Lien Security Document as security for any First Lien Obligation.

“First Lien Collateral Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement or any similar representative then most recently designated in accordance with the applicable provisions of the Collateral Trust Agreement.

“First Lien Credit Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“First Lien Documents” means, collectively, the First Lien Note Documents, the First Lien Security Documents and the Additional First Lien Documents.

“First Lien Indenture” means the Indenture dated as of August 17, 2020 among the Company, the other Grantors and U.S. Bank National Association, as trustee, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and, subject to Section 8.10, shall include any Refinanced indenture identified by the Company in writing as the First Lien Indenture.

“First Lien Initial Obligations” means the First Lien Notes and the other Obligations (as defined in the First Lien Indenture) of the Company and the other Grantors under the First Lien Notes and the First Lien Indenture (excluding any Permitted Additional First Lien Secured Obligations (as defined in the First Lien Indenture)).

“First Lien Note Documents” means the First Lien Indenture, the First Lien Notes, the guarantees thereof by the Grantors (other than the Company), the First Lien Security Agreement and any other First Lien Security Documents entered into in connection therewith and this Agreement.

“First Lien Notes” has the meaning assigned to such term in the recitals of this Agreement.

“First Lien Obligations” means the First Lien Initial Obligations and the Additional First Lien Obligations. First Lien Obligations shall include, in any event, “Secured Obligations” under, and as defined in, the Collateral Trust Agreement.

“First Lien Secured Parties” means the “Secured Parties” under, and as defined in, the Collateral Trust Agreement.

“First Lien Security Agreement” means the Security Agreement, dated as of the date hereof, by and among the Company, the other Grantors and the First Lien Collateral Trustee, as collateral agent for the First Lien Secured Parties, as such agreement has been or may be amended, restated, supplemented or otherwise modified from time to time.

“First Lien Security Documents” means the “Security Documents” under, and as defined in, the Collateral Trust Agreement, including the First Lien Security Agreement, and all other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Company or any other Grantor creating (or purporting to create) a First Lien in favor of the First Lien Collateral Trustee, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time.

“Grantors” means the Company, each other Subsidiary of the Company that shall have granted any Lien in favor of any First Lien Secured Party and/or any Second Lien Secured Party on any of its assets or properties to secure any of the First Lien Obligations and/or Second Lien Obligations. The Grantors existing on the date hereof are listed on the signature pages hereto as “Grantors.”

“Hedging Obligations” of any Person means the obligations of such Person pursuant to (i) any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement relating to fluctuations in interest rates, (ii) any foreign exchange contract, currency swap agreement or other similar agreement, (iii) any cap, floor, collar, exchange transaction, hedging contract, forward contract, swap agreement, futures contract, call or put option or any other similar agreement or other exchange or protection agreement relating to commodity prices, securities prices or financial market conditions and including, in any event, “Hedging Obligations” under, and as defined in, the Collateral Trust Agreement.

“Indebtedness” means (i) debt for borrowed money, including obligations evidenced by bonds, debentures, notes or other similar instruments (other than any obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds, reclamation bonds and completion guarantees and similar obligations), (ii) drawn and undrawn letters of credit, (iii) Bank Product Obligations, (iv) Hedging Obligations and (v) any other “Indebtedness” within the meaning of the First Lien Indenture or the Second Lien Indenture.

“Insolvency or Liquidation Proceeding” means:

(1)    any case or proceeding commenced by or against the Company or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)    any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)    any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex II hereof.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means any principal, premium, if any, interest, fees and expenses (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest, fees and expenses is allowed or allowable in such proceeding), penalties, charges, indemnifications, reimbursement obligations, damages, guarantees, and other liabilities or amounts payable under the documentation governing any Indebtedness or in respect thereto, and renewals or extensions of the foregoing to the extent not prohibited hereunder.

“Officers’ Certificate” has the meaning provided to such term in Section 8.08.

“Original First Lien Agent” has the meaning assigned to such term in the recitals of this Agreement.

“Original Intercreditor Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Person” means any individual, natural person, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“PNC” has the meaning assigned to such term in the recitals of this Agreement.

“Proceeds” means (i) “proceeds,” as that term is defined in the Uniform Commercial Code, of Shared Collateral, (ii) any payment or distribution made in respect of Shared Collateral in an Insolvency or Liquidation Proceeding, and (iii) any amounts received by the First Lien Collateral Trustee or any First Lien Secured Party from a Second Lien Secured Party in respect of Shared Collateral pursuant to this Agreement.

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, with respect to any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, including successively. “Refinanced” and “Refinancing” shall have correlative meanings.

“Replacement First Lien Obligations” has the meaning assigned to such term in Section 8.10.

“Replacement Second Lien Obligations” has the meaning assigned to such term in Section 8.10.

“Representatives” means the First Lien Collateral Trustee and the Second Lien Representatives.

“Second Lien” means a Lien junior to the First Liens, granted by the Company or any other Grantor in favor of the Second Lien Collateral Agent or other Second Lien Representative pursuant to a Second Lien Security Document, at any time, upon any property of the Company or any other Grantor to secure Second Lien Obligations.

“Second Lien Class Debt” has the meaning assigned to such term in Section 8.09.

“Second Lien Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Second Lien Class Debt Representatives” has the meaning assigned to such term in Section 8.09.

“Second Lien Collateral” means all “Collateral” (or comparable term) as defined in the Second Lien Security Documents, and any other assets of the Company or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Lien Security Document as security for any Second Lien Obligation.

“Second Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Second Lien Debt” means:

(1)    the Second Lien Initial Obligations; and

(2)    any other Indebtedness that is incurred, issued or guaranteed by the Company and/or any other Grantor which Indebtedness and guarantees are secured by liens on the Collateral (or a portion thereof) having junior priority ranking to the Liens of any First Lien Obligations and on a pari passu basis with the Liens of the Second Lien Initial Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Document, and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying, or causing to be satisfied, the conditions set forth in, Section 8.09 hereof.

“Second Lien Documents” means, collectively, the Second Lien Note Documents and any additional indenture, supplemental indenture, credit agreement or other agreement governing each other Series of Second Lien Debt and the Second Lien Security Documents.

“Second Lien Enforcement Date” means, with respect to the Designated Second Lien Representative, prior to the Discharge of First Lien Obligations, the date which is 180 days after the occurrence of both (i) an Event of Default (under and as defined in the Second Lien Documents for which such Second Lien Representative has been named as Representative) and (ii) the First Lien Collateral Trustee’s receipt of written notice from such Second Lien Representative that (x) such Second Lien Representative is the Designated Second Lien Representative and that an Event of Default (under and as defined in the Second Lien Documents for which such Second Lien Representative has been named as a Representative) has occurred and is continuing and (y) the Second Lien Obligations of the series with respect to which such Second Lien Representative has been named as a Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Lien Document; provided that the Second Lien Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the First Lien Collateral Trustee has commenced and is diligently pursuing any enforcement action with respect to all or any material portion of the Shared Collateral or (2) at any time the Company or applicable other Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Second Lien Indenture” means the Indenture dated as of September 23, 2019 among the Company, the other Grantors, the Second Lien Collateral Agent and the Second Lien Indenture Trustee, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and, subject to Section 8.10, shall include any Refinanced indenture identified by the Company in writing as the Second Lien Indenture.

“Second Lien Indenture Trustee” means U.S. Bank National Association, in its capacity as trustee under the Second Lien Indenture, together with its successors in such capacity.

“Second Lien Initial Obligations” means the Second Lien Notes and the other Obligations (as defined in the Second Lien Indenture) of the Company and the other Grantors under the Second Lien Notes and the Second Lien Indenture (excluding any Permitted Additional Pari Passu Secured Obligations (as defined in the Second Lien Indenture)).

“Second Lien Majority Representatives” means the Second Lien Representatives representing at least a majority of the then aggregate amount of Second Lien Obligations that agree to vote together.

“Second Lien Note Documents” means the Second Lien Indenture, the Second Lien Notes, the guarantees thereof by the Grantors (other than the Company), the Second Lien Security Agreement and any other Second Lien Security Documents entered into in connection therewith and this Agreement.

“Second Lien Notes” means the Company’s 6.250% Senior Secured Notes due 2024 issued pursuant to the Second Lien Indenture.

“Second Lien Obligations” means Second Lien Debt and all other Obligations in respect thereof.

“Second Lien Representative” means:

(1)    in the case of the Second Lien Initial Obligations, the Second Lien Collateral Agent and

(2)    in the case of any Second Lien Debt incurred after the date hereof, the trustee, administrative agent, collateral agent, security agent or similar agent under the Second Lien Documents governing such Second Lien Debt that is named as the Representative in respect of such Second Lien Debt in the applicable Joinder Agreement.

“Second Lien Secured Party” means any Second Lien Representative, the Second Lien Collateral Agent and any holder of Second Lien Obligations.

“Second Lien Security Agreement” means that certain Security Agreement, dated as of the date hereof, by and among the Company, the other Grantors, and the Second Lien Collateral Agent, as the Second Lien Representative for the holders of the Second Lien Notes, as such agreement has been or may be amended, restated, supplemented or otherwise modified from time to time.

“Second Lien Security Documents” means the Second Lien Security Agreement and all other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Company or any other Grantor creating (or purporting to create) a Second Lien upon Second Lien Collateral in favor of the Second Lien Collateral Agent or any other Second Lien Representative, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms.

“Secured Debt Documents” means the First Lien Documents and the Second Lien Documents.

“Secured Party” means any First Lien Secured Party and any Second Lien Secured Party.

“Series of First Lien Obligations” means, severally, the First Lien Initial Obligations and each other issue, series or incurrence of Additional First Lien Obligations for which a single transfer register is maintained.

“Series of Second Lien Debt” means, severally, the Second Lien Notes and each other issue, series or incurrence of Second Lien Debt.

“Series of Secured Debt” means each Series of First Lien Obligations and each Series of Second Lien Debt.

“Shared Collateral” means, at any time, any property and assets wherever located and whether now owned or later acquired, in which holders of First Lien Obligations under at least one First Lien Document and the holders of Second Lien Obligations hold a security interest or Lien (or, in case of First Lien Secured Parties, are deemed to hold a Lien pursuant to this Agreement) at such time. If, at any time, any portion of the First Lien Collateral under one or more First Lien Documents does not constitute Second Lien Collateral in respect of one or more Series of Second Lien Debt, then such portion of such First Lien Collateral shall constitute Shared Collateral only with respect to the Series of Second Lien Debt for which it constitutes Second Lien Collateral and shall not constitute Shared Collateral for any Series of Second Lien Debt which does not have a security interest in such collateral at such time.

“Subsidiary” means, with respect to any Person, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries, (iii) any limited liability company of which such Person is a managing member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries, or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s Subsidiaries.

“Uniform Commercial Code” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York or of any other state the laws of which are required to be applied in connection with the creation or perfection of the security interests in any Collateral.

Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vi) the term “or” is not exclusive, and (vii) the term “exercise of rights and remedies” or terms of like import include remedial acts to which the Company or any other Grantor consent or assist. Any references to the Second Lien Collateral Agent and the Second Lien Indenture Trustee under the Second Lien Indenture means such entity as “collateral trustee” or “trustee”, as applicable, under the Second Lien Indenture, the Second Lien Security Agreement and/or the other Second Lien Note Documents, and not in any other capacity, including their respective individual capacities.

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

Section 2.01 Lien Subordination. Notwithstanding (a) anything to the contrary contained in any First Lien Documents or any Second Lien Documents, (b) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (c) the date, time, manner, method or order of the grant, attachment or perfection of a Lien, (d) any conflicting provision of the New York Uniform Commercial Code or other applicable law, (e) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a First Lien Document or a Second Lien Document or (f) the modification of a First Lien Obligation or a Second Lien Obligation, each Second Lien Secured Party hereby agrees that all Second Liens on the Shared Collateral at any time granted by the Company or any other Grantor will be subject and subordinate to all First Liens on the Shared Collateral securing or purporting to secure any First Lien Obligations. The subordination provided for in this Agreement is lien subordination only and the Second Lien Obligations are not subordinated in right of payment to the First Lien Obligations.

Section 2.02 Nature of Senior Debt Obligations.

(a)    Each Second Lien Secured Party acknowledges that, in accordance with the Second Lien Documents, the subordination and the relative Lien priorities set forth in Section 2.01 shall not be affected by the fact that (i) the aggregate amount of the First Lien Obligations may be increased from time to time pursuant to the terms of the First Lien Documents, (ii) a portion of the First Lien Obligations consists or may consist of Indebtedness that is revolving in nature or reimbursement obligations with respect to letters of credit, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (iii) the First Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (iv) the First Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, Refinanced or otherwise amended or modified from time to time.

(b)    The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or replacement of any of the First Lien Obligations (or any part thereof) or the Second Lien Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any First Lien Obligations or by any action that any Secured Party may take or fail to take in respect of any Collateral. As between the Company and the other Grantors, on the one hand, and the Second Lien Secured Parties, on the other hand, the foregoing provisions will not limit or otherwise affect the obligations of the Company and the other Grantors contained in any Second Lien Document with respect to the incurrence of Additional First Lien Obligations.

Section 2.03 Prohibition on Contesting Liens.

(a)    Each Second Lien Secured Party agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing, or the allowability of any claim asserted with respect to, any First Lien Obligations held (or purported to be held) by or on behalf of the First Lien Collateral Trustee or any of the other First Lien Secured Parties or other agent or trustee therefor in any First Lien Collateral.

(b)    Each First Lien Secured Party agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing, or the allowability of any claim asserted with respect to, any Second Lien Obligations held (or purported to be held) by or on behalf of the Second Lien Collateral Agent or any of the other Second Lien Secured Parties or other agent or trustee therefor in any Second Lien Collateral.

(c)    Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Trustee to enforce this Agreement (including the priority of the Liens securing the First Lien Obligations as provided in Section 2.01) or any of the First Lien Documents.

Section 2.04 No Other Liens, Rights or Remedies.

(a)    The Secured Parties agree that, so long as the Discharge of First Lien Obligations has not occurred, (x) neither the Company nor any of its Subsidiaries shall grant or permit any additional Liens on any asset to secure any Second Lien Obligation, and no Second Lien Secured Party shall hold any Lien on any asset to secure any Second Lien Obligation unless, in any case, the Company or such Subsidiary has granted, or concurrently therewith grants, a First Lien on such asset to secure the First Lien Obligations and (y) no guarantor shall guarantee any Second Lien Obligation, and no Second Lien Secured Party shall permit any guarantee with respect to any Second Lien Obligation unless, in any case, such guarantor has guaranteed, or concurrently therewith guarantees, the First Lien Obligations. In addition, the Secured Parties agree that (other than to the extent the Second Lien Documents provide that no Liens will be granted on such assets or as otherwise set forth in the Second Lien Documents), neither the Company nor any of its Subsidiaries shall grant or permit any additional Liens on any asset to secure any First

Lien Obligation and no First Lien Secured Party shall hold any Lien on any asset to secure any First Lien Obligation unless the Company or such Subsidiary has granted, or concurrently therewith grants, a Second Lien on such asset to secure the Second Lien Obligations. To the extent that the provisions of the second preceding sentence are not complied with for any reason, or should any Lien upon any Shared Collateral be released or become unperfected due to any breach of this Agreement or due to inadvertence, neglect or error by any of the First Lien Secured Parties, the Company or any other Grantor, without limiting any other right or remedy available to the First Lien Secured Parties, the Second Lien Secured Parties agree that (i) the Second Lien Secured Parties shall be deemed to hold and have held such Lien for the benefit of the First Lien Secured Parties and (ii) any amounts received by or distributed to any Second Lien Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04(a), or as a result of such a release or lack of perfection, shall be deemed to be Proceeds and subject to Sections 4.01 and 4.02.

(b)    Until a Discharge of First Lien Obligations, to the extent the Company or any other Grantor or any of their respective Subsidiaries grants or permits any of the Second Lien Secured Parties any right or remedy with respect to the Shared Collateral that has not also been granted or permitted to the First Lien Secured Parties, (i) such Second Lien Secured Party shall be required to exercise such right or remedy at the direction of the First Lien Collateral Trustee and (ii) any exercise of such right or remedy by such Second Lien Secured Party shall be for the benefit of the First Lien Secured Parties pursuant to and in accordance with the terms of this Agreement.

Section 2.05 Perfection of Liens. Except for the limited agreements of the First Lien Collateral Trustee pursuant to Section 5.05 hereof, none of the First Lien Secured Parties shall be responsible for perfecting or maintaining the perfection of Liens with respect to any Shared Collateral for the benefit of any of the Second Lien Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties, on the one hand, and the Second Lien Secured Parties, on the other hand, and shall not impose on any of the First Lien Secured Parties, the Second Lien Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

Section 2.06 Certain Cash Collateral. Notwithstanding anything in this Agreement or any Secured Debt Document to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Lien Obligations consisting of reimbursement obligations in respect of letters of credit or to cash collateralize outstanding letters of credit and held by any First Lien Secured Party and which cash and cash equivalents do not secure any other First Lien Obligations shall be applied as specified in the applicable First Lien Documents, will not constitute Shared Collateral and will not be subject to the provisions of Section 2.04.

Section 2.07.    Similar Liens and Agreements. Except as provided in Section 2.06, the Representatives, on behalf of the Secured Parties for the Series of Secured Debt for which it is acting, agree that it is their intention that Collateral securing each Series of Secured Debt be identical. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by the First Lien Collateral Trustee or the Designated Second Lien Representative, to cooperate in good faith from time to time in order to determine the specific items of Collateral and the steps taken to perfect their respective Liens thereon; and

(b) that the documents and agreements creating or evidencing the Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations, shall be in all material respects the same forms of documents other than with respect to the first lien and second lien nature of the Obligations thereunder.

ARTICLE III

ENFORCEMENT

Section 3.01 Exercise of Remedies.

(a)    So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (1) none of the Second Lien Secured Parties will (x) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Shared Collateral in respect of the Second Lien Obligations or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Shared Collateral or any other First Lien Collateral by any First Lien Secured Party in respect of the First Lien Obligations, the exercise of any right by a First Lien Secured Party (or any agent or sub-agent on their behalf) in respect of the First Lien Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any First Lien Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the First Lien Documents or otherwise in respect of the First Lien Collateral or the First Lien Obligations, or (z) object to the forbearance by the First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of First Lien Obligations and (2) the First Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment and the right to credit bid their debt) and make determinations regarding the care or preservation of the Shared Collateral, or the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any of the Second Lien Secured Parties, and to incur expenses in connection with the foregoing, and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto; provided, however, that:

(i)    in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, any of the Second Lien Secured Parties may file a claim or statement of interest with respect to the Second Lien Obligations;

(ii)    any of the Second Lien Secured Parties may take any action (not adverse to the prior Liens on the Shared Collateral securing the First Lien Obligations or the rights of the First Lien Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral;

(iii)    any of the Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Company and any other Grantor in accordance with the terms of the Second Lien Documents and applicable law (so long as such rights and remedies do not violate any provision of this Agreement);

(iv)    any Second Lien Secured Party may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties or the avoidance of any Second Lien to the extent not inconsistent with the terms of this Agreement;

(v)    from and after the Second Lien Enforcement Date, the Designated Second Lien Representative may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Lien Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); and

(vi)    any of the Second Lien Secured Parties may credit bid on the Shared Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law; provided that any such “credit bid” shall provide for the payment in full in cash of all the First Lien Obligations.

In exercising rights and remedies with respect to the First Lien Collateral, the First Lien Secured Parties may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their respective sole discretion and without consultation with any of the Second Lien Secured Parties and regardless of whether any such exercise is adverse to the interest of the Second Lien Secured Parties. Such exercise and enforcement shall include, without limitation, rights of set-off, the rights of an agent appointed by the First Lien Secured Parties to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)    So long as the Discharge of First Lien Obligations has not occurred, except as expressly provided in the proviso in clause (2) of Section 3.01(a), each of the Second Lien Secured Parties agrees that it will not, in the context of its role as a secured creditor, take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Shared Collateral in respect of Second Lien Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso in clause (2) of Section 3.01(a) the sole right of the Second Lien Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Lien Obligations pursuant to the Second Lien Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(c)    Prior to the Discharge of First Lien Obligations, subject to the proviso in clause (2) of Section 3.01(a), (i) none of the Second Lien Secured Parties will take any action that would hinder, delay, or interfere with any exercise of remedies undertaken by any First Lien Secured Party with respect to the Shared Collateral under the First Lien Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each of the Second Lien Secured Parties will waive any and all rights it may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens granted on any of the First Lien Collateral, regardless of whether any action or failure to act by or on behalf of any First Lien Secured Party is adverse to the interests of the Second Lien Secured Parties.

(d)    Each of the Second Lien Secured Parties hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Document shall be deemed to restrict in any way the rights and remedies of the First Lien Secured Parties with respect to the First Lien Collateral as set forth in this Agreement and the First Lien Documents.

(e)    Subject to Section 3.01(a), prior to the Discharge of First Lien Obligations, the First Lien Collateral Trustee shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of First Lien Obligations, the Designated Second Lien Representative who may be instructed by the Second Lien Majority Representatives shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Lien Representative who may be instructed by the Second Lien Majority Representatives shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Lien Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Lien Representatives, or for the taking of any other action authorized by the Second Lien Security Documents; provided, however, that nothing in this Section shall impair the right of any Second Lien Representative or other agent or trustee acting on behalf of the Second Lien Secured Parties to take such actions with respect to the Collateral after the Discharge of the First Lien Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Second Lien Secured Parties or the Second Lien Obligations.

Section 3.02 Cooperation. Subject to the proviso in clause (2) of Section 3.01(a), each of the Second Lien Secured Parties agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any Person (other than the First Lien Secured Parties in each case upon the request of the First Lien Collateral Trustee) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Lien Documents or otherwise in respect of the Second Lien Obligations.

Section 3.03 Actions upon Breach. Should any Second Lien Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to any Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, this Agreement shall create a rebuttable presumption and admission by such Second Lien Secured Party that any First Lien Secured Party (in its or their own name or in the name of the Company or any other Grantor) or the Company may obtain (and any First Lien Secured Party may obtain) relief against such Second Lien Secured Party by injunction, specific performance or other appropriate equitable relief. The Second Lien Secured Parties hereby (i) agree that the First Lien Secured Parties’ damages from the actions of any Second Lien Secured Party may at that time be difficult to ascertain and may be irreparable and waive any defense that the Company, any other Grantor or the First Lien Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waive any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First Lien Secured Party.

ARTICLE IV

PAYMENTS

Section 4.01 Application of Proceeds.

(a)     Prior to the Discharge of First Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Shared Collateral or Proceeds of Shared Collateral received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Shared Collateral will be applied:

(i)    first, to the payment in full in cash of all First Lien Obligations in accordance with the Collateral Trust Agreement,

(ii)    second, to the payment in full in cash of all Second Lien Obligations, and

(iii)    third, to the Company or as otherwise required by applicable law.

(b)    Any Shared Collateral or Proceeds of Shared Collateral received by any First Lien Secured Party or Second Lien Secured Party on account of its secured claim in connection with any Insolvency or Liquidation Proceeding shall be deemed to be the result of an exercise of remedies.

(c)    Any non-cash Shared Collateral or non-cash Proceeds of Shared Collateral received by a Second Lien Representative shall be paid over or otherwise turned over to the First Lien Collateral Trustee promptly following such receipt to be held by the First Lien Collateral Trustee as Shared Collateral, unless such turnover would be commercially unreasonable.

Section 4.02 Payments Over. Unless and until the Discharge of First Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Shared Collateral or Proceeds of Shared Collateral upon the exercise of remedies received by any Second Lien Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Shared Collateral, in contravention of this Agreement or otherwise, shall be segregated and held in trust for the benefit of and forthwith paid over to the First Lien Collateral Trustee for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Any Shared Collateral or Proceeds received by any Second Lien Secured Party on account of its secured claim in connection with any Insolvency or Liquidation Proceeding shall be deemed to be the result of an exercise of remedies. The First Lien Collateral Trustee is hereby authorized to make any such endorsements as agent for each of the Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

OTHER AGREEMENTS

Section 5.01 Releases.

(a)    The Second Lien Secured Parties agree that prior to the Discharge of First Lien Obligations, (1) if in connection with any exercise of the First Lien Collateral Trustee’s rights or remedies in respect of the Shared Collateral, the First Lien Collateral Trustee, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Shared Collateral, then the Liens, if any, of or for the benefit of the Second Lien Secured Parties on such Shared Collateral shall be automatically, unconditionally and simultaneously released, (2) if in connection with any exercise of the First Lien Collateral Trustee’s remedies, in each case prior to the Discharge of First Lien Obligations, the equity interests of any Person are foreclosed upon or otherwise disposed of and the First Lien Collateral Trustee releases its Lien on the property or assets of such Person, then the Liens of or for the benefit of the Second Lien Secured Parties with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of the First Lien Collateral Trustee and (3) in the event of a sale, transfer or other disposition of any specified item of Shared Collateral (including all or substantially all of the equity interests of any Subsidiary of the Company) other than a release granted upon or following the Discharge of First Lien Obligations or in accordance with clauses (1) or (2) above, the Liens granted to or for the benefit of the Second Lien Secured Parties upon such Shared Collateral to secure the Second Lien Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure First Lien Obligations; provided that, in the case of each of clauses (1), (2) and (3), the Second Liens on such Shared Collateral shall attach to (and shall remain subject and subordinate to all First Lien Obligations) any Proceeds of a sale, transfer or other disposition of Shared Collateral or equity interests of any Person not paid to the First Lien Secured Parties or that remain after the Discharge of First Lien Obligations. Promptly upon delivery to any Second Lien Representative of a certificate from the First Lien Collateral Trustee or a Grantor stating that any such termination and release of Liens securing the First Lien Obligations will occur, such Second Lien Representative, for itself or on behalf of any Second Lien Secured Parties represented by it, shall execute and deliver, at the Company’s or the other Grantor’s sole cost and expense and without any representation or warranty, to the First Lien Collateral Trustee or such Grantor such termination statements, releases and other documents (including documents which are corresponding second lien versions of termination statements, releases and other documents that the First Lien Collateral Trustee delivers under the First Lien

Documents to the extent applicable) so as to confirm the foregoing releases referred to in clauses (1), (2), and (3) of the first sentence of this clause (a) when such releases occur. Nothing in this Section 5.01(a) will be deemed to affect any agreement of the Second Lien Secured Parties to release the Liens on the Second Lien Collateral as set forth in the relevant Second Lien Security Documents.

(b)    Until the Discharge of First Lien Obligations has occurred, each of the Second Lien Secured Parties hereby irrevocably constitutes and appoints (but subject to Section 5.06) the First Lien Collateral Trustee and any officer or agent of the First Lien Collateral Trustee with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Secured Parties or in the First Lien Collateral Trustee’s own name, from time to time in the First Lien Collateral Trustee’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c)    Unless and until the Discharge of First Lien Obligations has occurred, each of the Second Lien Secured Parties hereby consents to the application, whether prior to or after an event of default under any First Lien Document, of Proceeds to the repayment of First Lien Obligations pursuant to the First Lien Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Lien Secured Parties to receive Proceeds in connection with the Second Lien Obligations not otherwise in contravention of this Agreement.

(d)    Notwithstanding anything to the contrary in any Second Lien Security Document, in the event that prior to the Discharge of First Lien Obligations the terms of a First Lien Security Document, on the one hand, and a Second Lien Security Document, on the other hand, each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the First Lien Collateral Trustee, on the one hand, and the Designated Second Lien Representative, on the other hand, such Grantor may, until the Discharge of First Lien Obligations has occurred, comply with such requirement under the Second Lien Security Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the First Lien Collateral Trustee; provided that, to the extent control agreements or arrangements are entered into over deposit accounts or securities accounts consisting of Shared Collateral, the Designated Second Lien Representative shall be a party to such agreements and arrangements. Until the Discharge of First Lien Obligations occurs, to the extent that any First Lien Secured Parties (A) have released any Lien on Shared Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (B) obtain any new liens or additional guarantees from any Grantor, then the Second Lien Collateral Agent, for itself and for the benefit of the Second Lien Secured Parties, shall be granted a Lien on any such Shared Collateral, subject to the lien subordination provisions of this Agreement and Section 2.04 hereof, and the Second Lien Collateral Agent, for itself and for the benefit of the Second Lien Secured Parties, shall be granted an additional guaranty, as the case may be.

Section 5.02 Insurance and Condemnation Awards.

(a)    Prior to the Discharge of First Lien Obligations, subject to the rights of the Grantors under, and to the extent required by, the First Lien Documents, the First Lien Secured Parties have the right to be named as additional insureds and lender loss payees on insurance policies, maintained from time to time by any Grantor and, so long as the Discharge of First Lien Obligations has not occurred, the sole right to adjust settlement for any insurance policy covering the Shared Collateral in the event of loss, and to approve any condemnation award. Prior to the Discharge of First Lien Obligations, subject to the rights of the Grantors under, and to the extent required by, the Second Lien Documents, the Second Lien Secured Parties may be added as additional insureds and lender loss payees on insurance policies, subject to the rights of the First Lien Secured Parties. In connection therewith and so long as the Discharge of First Lien Obligations has not occurred, the Second Lien Secured Parties shall agree to execute such documentation to disclaim any interest in the proceeds or as requested by the First Lien Secured Parties necessary or desirable for the First Lien Secured Parties to enable the First Lien Secured Parties to adjust settlement for any such insurance policy or to approve any condemnation award or otherwise to exercise their rights in such policies and proceeds and the First Lien Collateral Trustee is granted a power of attorney coupled with an interest, which power of attorney is irrevocable, to execute any such documentation on behalf of the Second Lien Secured Parties.

(b)    All proceeds of any such insurance policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of First Lien Obligations, to the First Lien Collateral Trustee for the benefit of the First Lien Secured Parties pursuant to the terms and on the conditions of the Collateral Trust Agreement and, subsequently, the First Lien Documents, (ii) second, following the occurrence of the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, to the Designated Second Lien Representative for the benefit of the Second Lien Secured Parties pursuant to the terms and on the conditions of the applicable Second Lien Documents, (iii) third, after the occurrence of the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, then to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If prior to the Discharge of First Lien Obligations the Second Lien Collateral Agent or any Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First Lien Collateral Trustee in accordance with the terms of Section 4.02(a).

Section 5.03 Amendments to Debt Documents.

(a)    The First Lien Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the First Lien Documents may be Refinanced, in each case, without the consent of any Second Lien Secured Party; provided, however, that, without the consent of the Designated Second Lien Representative, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement or any Secured Debt Document. The First Lien Collateral Trustee may rely on a certificate of the Company stating that such amendment, restatement, supplement or other modification does not contravene any Secured Debt Document.

(b)    The Second Lien Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the Second Lien Documents may be Refinanced, in each case, without the consent of any First Lien Secured Party; provided, however, that, without the consent of the First Lien Collateral Trustee, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement or any Secured Debt Document. The Designated Second Lien Representative may rely on a certificate of the Company stating that such amendment, restatement, supplement or other modification does not contravene any Secured Debt Document.

(c)    Each of the Second Lien Secured Parties agrees that each Second Lien Security Document entered into after the date hereof shall include, and the Grantors agree to cause each such Second Lien Security Document to include, the following language (or language to similar effect approved by the First Lien Collateral Trustee):

“Notwithstanding anything herein to the contrary, (i) the priority of the liens and security interests granted to the Second Lien Representative pursuant to this Agreement are expressly subject and subordinate to the priority of the liens and security interests granted in favor of the First Lien Secured Parties (as defined in the Intercreditor Agreement referred to below) and (ii) the exercise of any right or remedy by the Second Lien Representative hereunder is subject to the limitations and provisions of the Amended and Restated Intercreditor Agreement dated as of August 17, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Wilmington Trust, National Association, as First Lien Collateral Trustee, U.S. Bank National Association, as Second Lien Collateral Agent, the other Representatives from time to time party thereto, the Company and its subsidiaries party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement with respect to the priority of the liens and security interests granted to the Second Lien Representative or the exercise of any rights or remedies of the Second Lien Representative, the terms of the Intercreditor Agreement shall govern.”

(d)    In the event that any of the First Lien Secured Parties enters into any amendment, waiver or consent in respect of any of the First Lien Security Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Security Document or changing in any manner the rights of the First Lien Secured Parties, the Company or any other Grantor thereunder in a manner that is applicable to the First Lien Obligations, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Lien Security Document without the consent of any Second Lien Secured Party, the Company or any other Grantor and without any action by any Second Lien Secured Party, the Company or any other Grantor; provided, however, that (i) no such amendment, waiver or consent shall (A) remove assets subject to the Second Liens or release any such Liens, except to the extent that such release is permitted or required by Section 5.01(a) and provided that there is a concurrent release of the corresponding First Liens or (B) amend, modify or otherwise affect the rights or duties of the Second Lien Collateral Agent in its role as Second Lien Collateral Agent in a manner materially adverse to it without its prior written consent and (ii) written notice of such amendment, waiver or consent shall have been given to the Second Lien Collateral Agent promptly after the effectiveness of such amendment, waiver or consent (it being understood that the failure to deliver such notice shall not impair the effectiveness of any such amendment, waiver or consent).

(e)    Upon the request of the First Lien Collateral Trustee or the Designated Second Lien Representative, the Company agrees to deliver to each of the First Lien Collateral Trustee or the Designated Second Lien Representative copies of (i) any amendments, supplements or other modifications to the First Lien Documents or the Second Lien Documents and (ii) any new First Lien Documents or Second Lien Documents promptly after effectiveness thereof.

Section 5.04 Rights as Unsecured Creditors.

(a)    The Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Company and any other Grantor in accordance with the terms of the Second Lien Documents and applicable law so long as such rights and remedies do not violate any provision of this Agreement, including, without limitation, Sections 2.03, 2.04, 3.01, 3.02 and Article VI hereof. Nothing in this Agreement shall prohibit the receipt by any of the Second Lien Secured Parties of the required payments of principal, premium, if any, interest, fees and other amounts due under the Second Lien Documents, so long as such receipt is not the direct or indirect result of the exercise in contravention of this Agreement by any Second Lien Secured Party of rights or remedies as a secured creditor in respect of Shared Collateral (including, without limitation, rights of set-off) or is not otherwise in contravention of this Agreement including, without limitation, Section 5.03(b) hereof. In the event any Second Lien Secured Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Lien Obligations, such judgment lien shall be subordinated to the Liens securing First Lien Obligations on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such Liens securing First Lien Obligations under this Agreement.

Section 5.05 Gratuitous Bailee for Perfection.

(a)    The First Lien Collateral Trustee acknowledges and agrees that if it shall at any time hold a Lien securing any First Lien Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such

Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of the First Lien Collateral Trustee, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the First Lien Collateral Trustee shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as agent, sub-agent or gratuitous bailee for the benefit of, and on behalf of, the Second Lien Secured Parties solely for the purpose of perfecting the Liens granted under the relevant Second Lien Security Documents and subject to the terms and conditions of this Section 5.05.

(b)    Except as otherwise specifically provided herein, until the Discharge of First Lien Obligations has occurred, the First Lien Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the First Lien Documents as if the Liens under the Second Lien Security Documents did not exist. The rights of the Second Lien Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(c)    The First Lien Secured Parties shall have no obligation whatsoever to any Second Lien Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the First Lien Collateral Trustee under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the Second Lien Secured Parties for purposes of perfecting the Lien held by the Second Lien Representatives.

(d)    The First Lien Collateral Trustee shall not have by reason of the Second Lien Security Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Lien Secured Party, and each of the Second Lien Secured Parties hereby waives and releases the First Lien Collateral Trustee from all claims and liabilities arising pursuant to the First Lien Collateral Trustee’s roles under this Section 5.05 as sub-agent and gratuitous bailee with respect to the Shared Collateral.

(e)    None of the Second Lien Secured Parties will have any duties or other obligations to any First Lien Secured Party with respect to any Collateral, other than as expressly set forth in this Agreement.

(f)    None of the First Lien Secured Parties will have any duties or other obligations to any Second Lien Secured Party with respect to any Collateral, other than as expressly set forth in this Agreement.

(g)    Upon the Discharge of First Lien Obligations, the First Lien Collateral Trustee shall, at the Grantors’ sole cost and expense, and to the extent the Grantors do not pay such expenses, at the sole cost and expense of the Second Lien Secured Parties, (i) (A) deliver to the Designated Second Lien Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds, held or controlled by the First Lien Collateral Trustee or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a lender loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Lien Representative is entitled to approve any awards granted in such proceeding. The Company and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the First Lien Collateral Trustee for loss or damage suffered by the First Lien Collateral Trustee as a result of such transfer, except for loss or damage suffered by any such Person primarily as a result of its own willful misconduct or gross negligence, as determined by a court of competent jurisdiction in a final, non-appealable judgment. The First Lien Collateral Trustee has no obligations to follow instructions from any Second Lien Secured Party in contravention of this Agreement.

(h)    Until the Discharge of First Lien Obligations has occurred, each of the Second Lien Secured Parties acknowledges and agrees that if it shall at any time hold a Lien securing any Second Lien Obligations on any Shared Collateral or of any Pledged or Controlled Collateral, or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, such Second Lien Secured Party shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the First Lien Secured Parties, in each case solely for the purpose of perfecting the Liens granted under the relevant First Lien Security Documents and subject to the terms and conditions of this Section 5.05.

(i)    None of the First Lien Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Company or any Subsidiary to any First Lien Secured Party under the First Lien Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

Section 5.06 When Discharge of First Lien Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or after the occurrence of the Discharge of First Lien Obligations, the Company or any Subsidiary consummates any Refinancing of any First Lien Obligations, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any release actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First Lien Obligations) and the applicable agreement governing such First Lien Obligations shall automatically be treated as a First Lien Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such First Lien Obligations shall be the First Lien Collateral Trustee for all purposes of this Agreement. Upon receipt of notice from the Company of such incurrence (including the identity of the new First Lien Collateral Trustee), each Second Lien Representative shall promptly (a) enter into such documents and agreements, including amendments or supplements to this Agreement, as the Company or such new First Lien Collateral Trustee shall reasonably request in writing in order to provide the new First Lien Collateral Trustee the rights of the First Lien Collateral Trustee contemplated hereby, (b) deliver to such First Lien Collateral Trustee, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Second Lien Representative or any of its agents or bailees, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (c) notify any applicable insurance carrier that it is no longer entitled to be a lender loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new First Lien Collateral Trustee is entitled to approve any awards granted in such proceeding; provided that any reasonable costs or other expenses incurred in connection with clauses (a) to (d) above shall be the exclusive responsibility of the Grantors.

Section 5.07 Purchase Right. Without prejudice to the enforcement of the First Lien Secured Parties’ remedies, the First Lien Secured Parties agree that following (a) the acceleration of the First Lien Obligations or (b) the commencement of an Insolvency or Liquidation Proceeding (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the holders of the Second Lien Debt may request, and the First Lien Secured Parties hereby offer the Second Lien Secured Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding First Lien Obligations (including unfunded commitments under any First Lien Document) outstanding at the time of purchase at par, plus any premium that would be applicable upon prepayment of the First Lien Obligations and accrued and unpaid interest, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding, at the applicable post-default rate and fees (including (w) breakage costs, (x) in the case of any secured Hedging Obligations, the amount that would be payable by the relevant Grantor thereunder if such Grantor were to terminate the hedge agreement in respect thereof on the date of the purchase or, if not terminated an amount determined by the relevant First Lien Secured Party to be necessary to collateralize its credit risk arising out of such agreement, (y) if applicable, the cash collateral to be furnished to the First Lien Secured Parties providing letters of credit under the First Lien Documents in such amounts (not to exceed 105% of the sum of the aggregate undrawn amount of all such letters of credit and the aggregate facing and similar fees which will accrue thereon through the stated maturity thereof (assuming no drawings thereon before stated maturity)) as such First Lien Secured Party determines is reasonably necessary to secure such First Lien Secured Party in connection therewith, and (z) in the case of any secured Bank Product Obligations that are First Lien Obligations, the cash collateral to be furnished to the First Lien Secured Parties providing such Bank Products under the First Lien Documents in such amounts, including all amounts payable as a result of the termination (or early termination) thereof, as such First Lien Secured Party determines is reasonably necessary to secure such First Lien Secured Party in connection therewith), without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to customary assignment documentation). If such right is exercised, the First Lien Secured Parties and the Second Lien Secured Parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request; provided that the foregoing shall not impose upon the First Lien Collateral Trustee any obligations to the extent it has not received directions to its satisfaction as provided under the Collateral Trust Agreement. If one or more of the Second Lien Secured Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to the First Lien Secured Parties and the purchasing Second Lien Secured Parties. If none of the Second Lien Secured Parties timely exercises such right the First Lien Secured Parties shall have no further obligations pursuant to this Section 5.07 for such Purchase Event and may take any further actions in their sole discretion in accordance with the First Lien Documents and this Agreement. Each First Lien Secured Party will retain all rights to indemnification provided in the relevant First Lien Document for all claims and other amounts relating to the period prior to the purchase of the First Lien Obligations pursuant to this Section 5.07.

ARTICLE VI

INSOLVENCY OR LIQUIDATION PROCEEDINGS.

Section 6.01 Financing Issues.

(a)    Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any First Lien Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other collateral or to consent (or not object) to the Company’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then none of the Second Lien Secured Parties will raise any objection to and will not otherwise contest (1) such sale, use or lease of such cash or other collateral, unless the First Lien Collateral Trustee shall oppose or object to such use of cash collateral (in which case, none of the Second Lien Secured Parties shall seek any relief in connection therewith that is inconsistent with the relief being sought by the First Lien Collateral Trustee); or (2) such DIP Financing, unless (x) the First Lien Collateral Trustee shall oppose or object to such DIP Financing, (y) the terms of such DIP Financing provide for the sale of all or substantially all of the First Lien Collateral and/or the Second Lien Collateral prior to any event of default under the documentation providing for such DIP Financing in connection with the exercise of remedies or require the confirmation of a plan of reorganization containing all or substantially all of the material terms or provisions (other than repayment in cash of such DIP Financing on the effective date thereof) or (z) the maximum principal amount of indebtedness permitted under such DIP Financing exceeds the sum of (I) the aggregate amount of First Lien Obligations refinanced with the proceeds thereof or otherwise “rolled-up” into such DIP Financing plus (II) an amount equal to ten percent (10%) of the aggregate principal amount of First Lien Obligations and any amount available to be drawn under outstanding letters of credit and aggregate principal amount of revolving commitments, in each case, under the First Lien Documents as in effect immediately preceding the date of commencement of such Insolvency or Liquidation Proceeding. If such DIP Financing meets some, but not all, of the foregoing conditions, then each Second Lien Secured Party unconditionally agrees that it will only raise an objection to or contest such DIP Financing based upon the conditions which are not met and will not object, oppose or contest on any other basis. Except to the extent permitted by Section 6.03, none of the Second Lien Secured Parties will request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any First Lien Obligations are subordinated to or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral (and in any other assets of the Grantors that may serve as collateral (including avoidance actions, or the proceeds thereof)) to (A) such DIP Financing (and all obligations relating thereto), (B) any adequate protection Liens provided to the First Lien Secured Parties and (C) any “carve-out” for professional and United States Trustee fees agreed to by the First Lien Collateral Trustee. The limitation in clause (z) shall not apply to Bank Product Obligations or Hedging Obligations, and Bank Product Obligations and Hedging Obligations shall not count toward such limitation. Until the Discharge of First Lien Obligations has occurred, none of the Second Lien Secured Parties will raise any objection to and will not otherwise contest:

(i)    any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First Lien Obligations made by any First Lien Secured Party;

(ii)    any exercise by any First Lien Secured Party of the right to credit bid First Lien Obligations at any sale of First Lien Collateral under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law;

(iii)    any other request for judicial relief made in any court by any First Lien Secured Party relating to the lawful enforcement of any Lien on First Lien Collateral; or

(iv)    any order relating to a sale or other disposition of assets of the Company or any other Grantor to which the First Lien Collateral Trustee has consented or not objected that provides, to the extent such sale or other disposition is to be free and clear of Liens, that the Liens securing the First Lien Obligations and the Second Lien Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the First Lien Obligations rank to the Liens on the Shared Collateral securing the Second Lien Obligations pursuant to this Agreement.

(b)    No Second Lien Secured Party may provide DIP Financing to the Company or any other Grantor secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations; provided that if no First Lien Secured Party offers to provide DIP Financing to the extent permitted under Section 6.01(a) after the Company provides the First Lien Secured Parties with a reasonable opportunity to provide such DIP Financing (and consults with the First Lien Secured Parties for a reasonable period of time with respect to such DIP Financing), then a Second Lien Secured Party may seek, following such period, to provide such DIP Financing secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations, and the First Lien Secured Parties may not object thereto; provided, further, that such DIP Financing may not “roll-up” or otherwise include or refinance any pre-petition Second Lien Obligations.

(c)    The Second Lien Secured Parties agree that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such DIP Financing shall be adequate notice.

Section 6.02 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, each of the Second Lien Secured Parties agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the First Lien Collateral Trustee.

Section 6.03 Adequate Protection.

(a)    Each of the Second Lien Secured Parties agrees that, until the Discharge of First Lien Obligations has occurred, none of them shall:

(i)    object, contest or support any other Person objecting to or contesting (x) any request by any First Lien Secured Party for adequate protection, (y) any objection by any First Lien Secured Party to any motion, relief, action or proceeding based on any First Lien Secured Party’s claiming a lack of adequate protection or (z) the payment of interest, fees, expenses or other amounts of any First Lien Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law; or

(ii)    assert or support any claim for costs or expenses of preserving or disposing of any Second Lien Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

(b)    Notwithstanding anything contained in this Article VI, until the Discharge of First Lien Obligations, in any Insolvency or Liquidation Proceeding:

(i)    if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then the Designated Second Lien Representative, for itself and on behalf of each Second Lien Secured Party may seek or request adequate protection in the form of a Lien on such additional or replacement collateral, which Lien is subordinated to the Liens securing and providing adequate protection for all First Lien Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the Liens securing First Lien Obligations under this Agreement; and

(ii)    in the event any Second Lien Secured Party seeks or requests adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a Lien on additional or replacement collateral, then the First Lien Collateral Trustee shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the First Lien Obligations and any such DIP Financing and any Lien on such additional or replacement collateral securing or providing adequate protection for the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the Liens securing First Lien Obligations under this Agreement.

Section 6.04 Avoidance Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff, recoupment or otherwise, then the First Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Secured Parties shall be entitled to the benefits of this Agreement with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Lien Secured Parties hereby agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be treated as Proceeds and allocated and turned over for application in accordance with the priorities set forth in this Agreement. This Section 6.04 shall survive termination of this Agreement.

Section 6.05 Separate Grants of Security and Separate Classifications. The Second Lien Secured Parties each hereby acknowledge and agree that (a) the grants of Liens by the Company and the other Grantors pursuant to the First Lien Security Documents and the Second Lien Security Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations, and must each be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed, or adopted in an Insolvency or Liquidation Proceeding. If it is held that any claims of the First Lien Secured Parties and/or the Second Lien Secured Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each of the Second Lien Secured Parties acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties and the Second Lien Secured Parties, as applicable, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding and any applicable post-default rate, fees and expenses, before any distribution is made in respect of the Second Lien Obligations, and any Second Lien Secured Party shall turn over to the First Lien Collateral Trustee amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties.

Section 6.06 No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided in this Agreement, prohibit or in any way limit any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Lien Secured Party, including the seeking by any Second Lien Secured Party of adequate protection or the assertion by any Second Lien Secured Party of any of its rights and remedies under the Second Lien Documents or otherwise.

Section 6.07 Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and Proceeds shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving any DIP Financing for, or use of cash collateral by, the Company or any other Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 6.08 Other Matters. To the extent that any Second Lien Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Second Lien Secured Party agrees not to assert any such rights without the prior written consent of the First Lien Collateral Trustee; provided that if requested by the First Lien Collateral Trustee, such Second Lien Secured Party shall timely exercise such rights in the manner requested by the First Lien Collateral Trustee, including any rights to payments in respect of such rights.

Section 6.09 506(c) Claims. Until the Discharge of First Lien Obligations has occurred, no Second Lien Secured Party will assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the First Lien Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

Section 6.10 Reorganization.

(a)    If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the First Lien Obligations and/or the Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and/or on account of the Second Lien Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b)    None of the Second Lien Secured Parties (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization or similar dispositive restructuring plan that is inconsistent with the priorities or other provisions of this Agreement, other than (A) with the prior written consent of the First Lien Collateral Trustee, or (B) to the extent any such plan is proposed or supported by the number of First Lien Secured Parties required under Section 1126(c) of the Bankruptcy Code.

Section 6.11 Section 1111(b) of the Bankruptcy Code. Until the Discharge of First Lien Obligations has occurred, none of the Second Lien Secured Parties shall object to, oppose, support any objection, or take any other action to impede, the right of any First Lien Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Each Second Lien Secured Party hereby waives any claim it may hereafter have against any First Lien Secured Party arising out of the election by any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

Section 6.12 [Reserved].

Section 6.13 Post-Petition Interest.

(a)    Until the Discharge of First Lien Obligations has occurred, none of the Second Lien Secured Parties shall oppose or seek to challenge any claim by any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of interest, fees or expenses accrued thereon after the commencement of any Insolvency or Liquidation Proceeding, without regard to the existence of the Liens of the Second Lien Representatives, on behalf of the Second Lien Secured Parties. This Agreement expressly is intended to include, and does include the “rule of explicitness,” and is intended to provide the First Lien Secured Parties with the right to receive payment of all post-petition interest through distributions made pursuant to the provisions of this Agreement even though such post-petition interest may not be not allowed or allowable against the bankruptcy estate of the Company or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

(b)    Until the Discharge of First Lien Obligations has occurred, none of the First Lien Secured Parties shall oppose or seek to challenge any claim by any Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of all interest, fees or expenses accrued thereon after the commencement of any Insolvency or Liquidation Proceeding to the extent of the value of the Liens of the Second Lien Representatives on behalf of the Second Lien Secured Parties.

ARTICLE VII

RELIANCE; ETC.

Section 7.01 Reliance. All loans and other extensions of credit made or deemed made on and after the date hereof by the First Lien Secured Parties to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each of the Second Lien Secured Parties acknowledges that it has, independently and without reliance on any First Lien Secured Party, entered into the Second Lien Documents to which it is party or by which it is bound, this Agreement and the transactions contemplated hereby and thereby, and in taking or not taking any action under the Second Lien Documents or this Agreement they will continue to do so independently and without reliance on any First Lien Secured Party.

Section 7.02 No Warranties or Liability.

(a)    Each Second Lien Secured Party acknowledges that no First Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Lien Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. No First Lien Secured Party shall have any duty to any Second Lien Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a default or an event of default under any agreement with the Company or any Subsidiary (including the Second Lien Documents), regardless of any knowledge thereof that they may have or be charged with.

(b)    Except as expressly set forth in this Agreement, the First Lien Secured Parties and the Second Lien Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (i) the enforceability, validity, value or collectability of any of the First Lien Obligations, the Second Lien Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (ii) any Grantor’s title to or right to transfer any of the Shared Collateral or (iii) any other matter except as expressly set forth in this Agreement.

Section 7.03 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Secured Parties and the Second Lien Secured Parties hereunder shall remain in full force and effect irrespective of:

(a)    any lack of validity or enforceability of any First Lien Document or any Second Lien Document;

(b)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or the Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or the terms of any Second Lien Document;

(c)    any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)    any other circumstances that otherwise might constitute a defense available to (i) the Company or any other Grantor in respect of the First Lien Obligations (other than the Discharge of First Lien Obligations, subject to Sections 5.06 and 6.04), or (ii) any Second Lien Secured Party in respect of the Second Lien Obligations (other than the Discharge of First Lien Obligations and/or the Discharge of Second Lien Obligations, in each case subject to Sections 5.06 and 6.04).

Section 7.04 No Waiver of Lien Priorities.

(a)    No right of the First Lien Secured Parties or any of them to enforce any provision of this Agreement or any First Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Documents or any of the Second Lien Documents, regardless of any knowledge thereof which any First Lien Secured Party, or any of them, may have or be otherwise charged with.

(b)    Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Documents and subject to the provisions of Section 5.03(a)), the First Lien Secured Parties and any of them may, at any time and from time to time in accordance with the First Lien Documents and/or applicable law, without the consent of, or notice to, any Second Lien Secured Party, without incurring any liabilities to any Second Lien Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Second Lien Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(1)    change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any Shared Collateral or guaranty of any of the First Lien Obligations or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any First Lien Secured Party, the First Lien Obligations or any of the First Lien Documents;

(2)    sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Shared Collateral or any liability of the Company or any other Grantor to any of the First Lien Secured Parties, or any liability incurred directly or indirectly in respect thereof;

(3)    settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(4)    exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person or any security, and elect any remedy and otherwise deal freely with the Company, any other Grantor or any Shared Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Lien Secured Parties or any liability incurred directly or indirectly in respect thereof.

(c)    Except as otherwise expressly provided herein, each of the Second Lien Secured Parties agrees that the First Lien Secured Parties shall have no liability to any such Second Lien Secured Parties, and each of the Second Lien Secured Parties hereby waives any claim against any First Lien Secured Party arising out of any and all actions which the First Lien Secured Parties or any of them may take or permit or omit to take with respect to:

(1)    the First Lien Documents (other than this Agreement), including, without limitation, any failure to perfect or obtain perfected security interests in the Shared Collateral;

(2)    the collection of the First Lien Obligations; or

(3)    the foreclosure upon, or sale, liquidation or other disposition of, any Shared Collateral.

Each of the Second Lien Secured Parties agrees that the First Lien Secured Parties have no duty to them in respect of the maintenance or preservation of the Shared Collateral, the First Lien Obligations or otherwise.

Until the Discharge of First Lien Obligations, each of the Second Lien Secured Parties agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any Shared Collateral or any other similar rights a junior secured creditor may have under applicable law.

None of the First Lien Secured Parties nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the Shared Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any Shared Collateral upon the request of any Grantor or upon the request of the Second Lien Collateral Agent, any other Second Lien Secured Party or any other Person or to take any other action whatsoever with regard to the Shared Collateral or any part thereof. Without limiting the foregoing, each Second Lien Secured Party agrees that no First Lien Secured Party shall have any duty or obligation to realize first upon any type of Shared Collateral or to sell or otherwise dispose of all or any portion of the Shared Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any First Lien Secured Parties or any Second Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale or other disposition may affect the amount of proceeds actually received by such Persons from such realization, sale or other disposition.

ARTICLE VIII

MISCELLANEOUS

Section 8.01 Conflicts.

(a)    In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, (i) the relative rights and obligations of the First Lien Secured Parties (solely as amongst themselves) shall be governed by the terms of the Collateral Trust Agreement and (ii) the relative rights and obligations of the Second Lien Secured Parties (solely as amongst themselves) shall be governed by the terms of an intercreditor agreement governing the rights and obligations of such Second Lien Secured Parties solely amongst themselves.

(b)    The Secured Parties acknowledge that (i) the secured creditor relationship between different classes of First Lien Obligations may be governed separately from this Agreement and (ii) the secured creditor relationship between different classes of Second Lien Obligations may be governed separately from this Agreement.

Section 8.02 Continuing Nature of this Agreement; Severability. This is a continuing agreement of Lien subordination, and (x) the First Lien Secured Parties may continue, at any time and without notice to the First Lien Collateral Trustee or any Second Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Subsidiary constituting First Lien Obligations in reliance hereon and (y) the Second Lien Secured Parties may continue, at any time and without notice to any Second Lien Representative or any First Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Subsidiary constituting Second Lien Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor in possession and any receiver, trustee or similar person for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a)    subject to the terms and conditions of Section 5.06 hereof, with respect to the First Lien Collateral Trustee, the First Lien Secured Parties represented by it and their First Lien Obligations, upon the Discharge of First Lien Obligations, subject to the rights of the First Lien Secured Parties under Section 6.04; and

(b)    subject to the terms and conditions of Section 5.06 hereof, with respect to any Second Lien Representative, the Second Lien Secured Parties represented by it and their Second Lien Obligations, upon the Discharge of Second Lien Obligations, subject to the rights of the Second Lien Secured Parties under Section 6.04.

Section 8.03 Amendments; Waivers.

(a)    No failure or delay on the part of any Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.03, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Secured Party in any case shall entitle such Secured Party to any other or further notice or demand in similar or other circumstances.

(b)    This Agreement may be amended in writing signed by the First Lien Collateral Trustee and the Designated Second Lien Representative (in each case, acting in accordance with the documents governing the applicable Indebtedness); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Company’s consent or which materially adversely affects the Company or any other Grantor, shall require the consent of the Company. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the First Lien Secured Parties and the Second Lien Secured Parties and their respective successors and assigns. Notwithstanding the provisions of any other First Lien Document or Second Lien Document, the First Lien Collateral Trustee and the Designated Second Lien Representative may, with the consent of the Grantors for any amendments, restatements, amendment and restatements, supplements or other modifications that directly and materially adversely affect any Grantor, make any amendments, restatements, amendment and restatements, supplements or other modifications to this Agreement to correct any ambiguity, defect or inconsistency contained herein without the consent of any other Person.

(c)    Notwithstanding the foregoing, without the consent of any Secured Party (and with respect to any amendment or modification which by the terms of this Agreement requires the Company’s consent, with the consent of the Company), any Second Lien Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Second Lien Representative and the Second Lien Secured Parties and Second Lien Obligations for which such Second Lien Representative is acting shall be subject to the terms hereof.

(d)    Notwithstanding anything in this Agreement to the contrary, it is understood and agreed that the First Lien Collateral Trustee and each Second Lien Representative,

without the consent of any other First Lien Secured Party or Second Lien Secured Party, may enter into a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) (i) to facilitate having Additional First Lien Debt or additional Second Lien Debt or other obligations of any of the Grantors become First Lien Obligations or Second Lien Obligations, as the case may be, under this Agreement or (ii) to give effect to any amendments in connection with a Refinancing of First Lien Obligations or Second Lien Obligations, as applicable; provided that any such supplemental agreement is not prohibited by the First Lien Documents and/or Second Lien Documents then-existing in accordance with the terms thereof and an Officers’ Certificate of the Company is delivered to the First Lien Collateral Trustee and each Second Lien Representative (as applicable) certifying such compliance, which shall be conclusive and the First Lien Collateral Trustee and each Second Lien Representative (as applicable) may rely thereon without further inquiry and shall be fully protected in doing so.

Section 8.04 Information Concerning Financial Condition of the Company and the Subsidiaries. None of the First Lien Secured Parties or the Second Lien Secured Parties shall have any duty to inform the other parties of (a) the financial condition of the Company and its Subsidiaries and all endorsers or guarantors of the First Lien Obligations or the Second Lien Obligations or (b) any other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Secured Parties and the Second Lien Secured Parties shall have no duty to advise any Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any First Lien Secured Party or any Second Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other Secured Party, it shall be under no obligation to (i) make, and the First Lien Secured Parties and the Second Lien Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 8.05 Subrogation. Each of the Second Lien Secured Parties hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.

Section 8.06 Application of Payments. Prior to the Discharge of First Lien Obligations, all payments received by the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as the First Lien Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First Lien Documents. Each Second Lien Secured Party assents to any such extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Lien that may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.07 Additional Grantors. The Company agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged upon receipt by the First Lien Collateral Trustee and the Designated Second Lien Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 8.08 Dealings with Grantors. Upon any application or demand by the Company or any Grantor to the First Lien Collateral Trustee or any Second Lien Representative to take or permit any action under any of the provisions of this Agreement or under any First Lien Security Document or Second Lien Security Document (in each case, if such action is subject to the provisions hereof), at the request of the First Lien Collateral Trustee or such Second Lien Representative (as applicable), the Company shall furnish to the First Lien Collateral Trustee or such Second Lien Representative (as applicable) a certificate of a principal executive officer or a financial officer (an “Officers’ Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such First Lien Security Document or Second Lien Security Document, as the case may be, relating to the proposed action have been complied with.

Section 8.09 Additional Debt Facilities. To the extent, but only to the extent, not prohibited by the provisions of the then-existing First Lien Documents and/or Second Lien Documents, the Company or any Subsidiary may incur or issue and sell one or more series or classes of additional Second Lien Debt and one or more series or classes of Additional First Lien Debt. Any such additional class or series of Second Lien Debt (the “Second Lien Class Debt”) may be secured by a Lien on Shared Collateral junior in priority and subordinated to the Liens securing the First Lien Obligations, in each case under and pursuant to the relevant Second Lien Security Documents for such Second Lien Class Debt, if and subject to the condition that the Representative of any such Second Lien Class Debt (each, a “Second Lien Class Debt Representative”), acting on behalf of the holders of such Second Lien Class Debt (such Representative and holders in respect of any Second Lien Class Debt being referred to as the “Second Lien Class Debt Parties”), becomes a party to this Agreement and satisfies, or causes to be satisfied, conditions (i) through (iii), as applicable, of the immediately succeeding paragraph. Any such class or series of Additional First Lien Debt (the “First Lien Class Debt”; and the First Lien Class Debt and the Second Lien Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the relevant First Lien Security Documents, if and subject to the condition that the trustee, agent or representative of any such First Lien Class Debt, acting on behalf of the holders of such First Lien Class Debt (such trustee, agent or representative and the holders in respect of any such First Lien Class Debt being referred to as the “First Lien Class Debt Parties”; and the First Lien Class Debt Parties and the Second Lien Class Debt Parties, collectively, the “Class Debt Parties”), satisfies, or causes to be satisfied, conditions (ii) through (iii), as applicable, of the immediately succeeding paragraph and becomes a party to the Collateral Trust Agreement in accordance with the terms thereof.

In order for Second Lien Class Debt or First Lien Class Debt to constitute additional Second Lien Obligations or Additional First Lien Obligations hereunder:

(i)    the Second Lien Class Debt Representative with respect to such Second Lien Class Debt shall have executed and delivered to the First Lien Collateral Trustee and the Designated Second Lien Representative a Joinder Agreement (with such changes as may be reasonably approved by the First Lien Collateral Trustee, the Designated Second Lien Representative and such Second Lien Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Second Lien Class Debt in respect of which such Second Lien Class Debt Representative is the Representative constitutes additional Second Lien Obligations, and the related Second Lien Class Debt Parties become subject hereto and bound hereby as additional Second Lien Secured Parties (and such Joinder Agreement will be acknowledged upon receipt by the First Lien Collateral Trustee and the Designated Second Lien Representative);

(ii)    the Company (a) shall have delivered to the First Lien Collateral Trustee and the Designated Second Lien Representative an Officer’s Certificate identifying the obligations to be designated as additional Second Lien Obligations or Additional First Lien Obligations, as applicable, and the initial aggregate principal amount or face amount thereof and certifying that such obligations are not prohibited from being incurred and secured (I) in the case of additional Second Lien Obligations, on a junior basis to the First Lien Obligations under each of the First Lien Documents and (II) in the case of Additional First Lien Obligations, on a senior basis under each of the First Lien Documents and Second Lien Documents and (b) shall have delivered true and complete copies of each of the Second Lien Documents or First Lien Documents, as applicable, relating to such Class Debt, certified as being true and correct by an authorized officer of the Company; and

(iii)    the Second Lien Documents or the First Lien Documents, as applicable, relating to such Class Debt shall provide that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

Section 8.10 Refinancings. The First Lien Obligations and the Second Lien Obligations may be refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing or replacement transaction under any First Lien Document or any Second Lien Document) of any First Lien Secured Party or any Second Lien Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof. Without limiting the application or effectiveness of Section 5.06, (x) each Second Lien Representative hereby agrees that at the request of the Company in connection with refinancing or replacement of First Lien Obligations (“Replacement First Lien Obligations”) it will promptly enter into an agreement in form and substance reasonably acceptable to each Second Lien Representative with the agent for the Replacement First Lien Obligations containing terms and conditions substantially similar to the terms and conditions of this Agreement and (y) the First Lien Collateral Trustee hereby agrees that at the request of the Company in connection with refinancing or replacement of Second Lien Obligations (“Replacement Second Lien Obligations”) it will promptly enter into an agreement in form reasonably acceptable to the First Lien Collateral Trustee with the agent for the Replacement Second Lien Obligations containing terms and conditions substantially similar to the terms and conditions of this Agreement.

Section 8.11 Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties for which it is acting, irrevocably and unconditionally:

(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the applicable Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York or the United States of America located in New York County, New York, and appellate courts from any thereof;

(b)    consents and agrees that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at the address referred to in Section 8.12; and

(d)    agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law.

Section 8.12 Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i)	if to the Company or any Grantor, to the Company, at its address at:

Triumph Group, Inc.

899 Cassatt Road, Suite 210

Berwyn, Pennsylvania 19312

Attention: Brian Scheuer, Vice President and Treasurer

(ii)	if to the First Lien Collateral Trustee, to it at:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Triumph Group, Inc., Administrator

Facsimile: 612-217-5651

(iii)	if to the Second Lien Collateral Agent, to it at:

U.S. Bank National Association

Corporate Trust Services

Two Liberty Place

50 South 16th Street, Suite 2000

Mail Station: EX-PA-WBSP

Philadelphia, Pennsylvania 19102

Attention: George J. Rayzis

Facsimile: (215) 761-9412

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 8.13 Further Assurances. The First Lien Collateral Trustee, on behalf of itself and the First Lien Secured Parties, and each Second Lien Representative, on behalf of itself and the Second Lien Secured Parties, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement, all at the cost and expense of the Company.

Section 8.14 GOVERNING LAW; WAIVER OF JURY TRIAL.

(A)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPALS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

(B)     EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8.15 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Secured Parties, the Second Lien Secured Parties, the Company, the other Grantors party hereto and their respective successors and assigns.

Section 8.16 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

Section 8.17 Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in the Agreement, or any notice, certificate or other instrument delivered in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 8.18 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Secured Parties have appointed the First Lien Collateral Trustee as collateral trustee on their behalf pursuant to the Collateral Trust Agreement and the First Lien Collateral Trustee represents and warrants that it has duly accepted such appointment. The Company and the other Grantors have appointed the Second Lien Collateral Agent as collateral agent pursuant to the Second Lien Security Agreement on behalf of the holders of the Second Lien Obligations secured thereby and the Second Lien Collateral Agent represents and warrants that it has duly accepted such appointment.

Section 8.19 No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the First Lien Secured Parties and the Second Lien Secured Parties, and their respective permitted successors and assigns, and no other Person (including, subject to the last sentence hereof, the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms. Except for Sections 5.01, 5.03, 6.01, 8.03(b), (c) and (d), 8.09, and 8.10, hereof and this last sentence of this Section 8.19, neither the Company nor any other Grantor shall have any rights hereunder; provided that no rights of any Grantor hereunder may be waived or otherwise reduced and no obligation of any Grantor may be increased without the written consent of such Grantor.

Section 8.20 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

Section 8.21 Collateral Agent and Representative. It is understood and agreed that (a) the First Lien Collateral Trustee is entering into this Agreement in its capacity as collateral trustee under the Collateral Trust Agreement and the provisions of Article V of the Collateral Trust Agreement applicable to the Collateral Trustee (as defined therein) thereunder along with such other rights, protections and immunities contained in the Collateral Trust Agreement shall also apply to the First Lien Collateral Trustee hereunder and (b) the Second Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent under the Second Lien Indenture and the Second Lien Security Agreement and the provisions of Sections 11.6 and 12.7 of the Second Lien Indenture applicable to the Second Lien Collateral Agent (as defined therein) thereunder shall also apply to the Second Lien Collateral Agent hereunder.

Section 8.22 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 8.23 Certain Notices. The Company agrees to give the Designated Second Lien Representative reasonable notice of the occurrence of the Discharge of First Lien Obligations. The Company agrees to give the First Lien Collateral Trustee reasonable notice of the occurrence of the Discharge of Second Lien Obligations.

Section 8.24 Amendment and Restatement. From and after the date hereof, the Original Intercreditor Agreement shall be amended and restated in its entirety by this Agreement, and the Original Intercreditor Agreement shall thereafter be of no further force and effect. This Agreement is not in any way intended to constitute a novation of the obligations and liabilities existing under the Original Intercreditor Agreement. On and after the date hereof, (i) all references to the Original Intercreditor Agreement (or to any amendment or any amendment and restatement thereof) in the Second Lien Documents shall be deemed to refer to the Original Intercreditor Agreement as amended and restated hereby (as it may be further amended, restated, amended and restated or otherwise modified) and (ii) all references to any section (or subsection) of the Original Intercreditor Agreement shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Lien Collateral Trustee

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	/s/ George J. Rayzis
	Name:	George J. Rayzis
	Title:	Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

TRIUMPH GROUP, INC.

By:	/s/ James F. McCabe, Jr.
Name:	James F. McCabe, Jr.
Title:	Senior Vice President and Chief Financial Officer

HT PARTS, L.L.C.

TRIUMPH ACCESSORY SERVICES – GRAND PRAIRIE, INC.

TRIUMPH ACTUATION SYSTEMS - CONNECTICUT, LLC

TRIUMPH ACTUATION SYSTEMS – VALENCIA, INC.

TRIUMPH ACTUATION SYSTEMS – YAKIMA, LLC

TRIUMPH ACTUATION SYSTEMS, LLC

TRIUMPH AEROSPACE SYSTEMS GROUP, LLC

TRIUMPH AEROSTRUCTURES – TULSA, LLC

TRIUMPH AEROSTRUCTURES HOLDINGS, LLC

TRIUMPH AEROSTRUCTURES, LLC

TRIUMPH AFTERMARKET SERVICES GROUP, LLC

TRIUMPH AIRBORNE STRUCTURES, LLC

TRIUMPH AVIATIONS INC.

TRIUMPH BRANDS, INC.

TRIUMPH COMPOSITE SYSTEMS, INC.

TRIUMPH CONTROLS, LLC

TRIUMPH ENGINE CONTROL HOLDINGS, INC.

TRIUMPH ENGINE CONTROL SYSTEMS, LLC

TRIUMPH ENGINEERED SOLUTIONS, INC.

TRIUMPH ENGINEERING SERVICES, INC.

TRIUMPH FABRICATIONS – ORANGEBURG, INC.

TRIUMPH GEAR SYSTEMS – MACOMB, INC.

TRIUMPH GEAR SYSTEMS, INC.

TRIUMPH GROUP ACQUISITION HOLDINGS, INC.

[SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

TRIUMPH INSTRUMENTS – BURBANK, INC.

TRIUMPH INSULATION SYSTEMS, LLC

TRIUMPH INTEGRATED AIRCRAFT INTERIORS, INC.

TRIUMPH INVESTMENT HOLDINGS, INC.

TRIUMPH STRUCTURES – KANSAS CITY, INC.

TRIUMPH STRUCTURES – WICHITA, INC.

TRIUMPH THERMAL SYSTEMS – MARYLAND, INC.

TRIUMPH THERMAL SYSTEMS, LLC

TRIUMPH TURBINE SERVICES, INC.

VAC INDUSTRIES, INC.

By:	/s/ James F. McCabe, Jr.
Name:	James F. McCabe, Jr.
Title:	Vice President & Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

THE TRIUMPH GROUP OPERATIONS, INC.

By:	/s/ James F. McCabe, Jr.
Name:	James F. McCabe, Jr.
Title:	Senior Vice President, CFO & Treasurer

TRIUMPH GROUP ACQUISITION CORP. NU-TECH BRANDS, INC.

By:	/s/ James F. McCabe, Jr.
Name:	James F. McCabe, Jr.
Title:	President & Treasurer

[SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT]

ANNEX I

[FORM OF] SUPPLEMENT NO. [●] dated as of [●], 20[●], to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of August 17, 2020 (the “Intercreditor Agreement”), among WILMINGTON TRUST, NATIONAL ASSOCIATION, as the First Lien Collateral Trustee, U.S. BANK NATIONAL ASSOCIATION, as the Second Lien Collateral Agent, the additional Representatives from time to time party thereto, TRIUMPH GROUP, INC., a Delaware corporation (the “Company”), and the other Grantors party thereto.

A.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.    The Grantors have entered into the Intercreditor Agreement. Pursuant to the First Lien Indenture and the Second Lien Indenture [certain Additional First Lien Documents] [certain additional Second Lien Documents], certain newly acquired or organized Subsidiaries of the Company are required to enter into the Intercreditor Agreement. Section 8.07 of the Intercreditor Agreement provides that such Subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the First Lien Indenture and the Second Lien Indenture [the Additional First Lien Documents] [the additional Second Lien Documents].

Accordingly, the New Grantor agrees and the First Lien Collateral Trustee and the Designated Second Lien Representative acknowledge as follows:

SECTION 1. In accordance with Section 8.07 of the Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the First Lien Collateral Trustee, the Designated Second Lien Representative, and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the First Lien Collateral Trustee and the Designated Second Lien Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

Annex I-1

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPALS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.12 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the Intercreditor Agreement.

SECTION 8. The Company agrees to reimburse the First Lien Collateral Trustee and the Designated Second Lien Representative for each of their reasonable fees and expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the First Lien Collateral Trustee and the Designated Second Lien Representative as required by the applicable Secured Debt Documents.

[Signature pages follow]

Annex I-2

IN WITNESS WHEREOF, the New Grantor, the First Lien Collateral Trustee and the Designated Second Lien Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GRANTOR]

By:
Name:
Title:

Acknowledged by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as First Lien Collateral Trustee

By:
Name:
Title:

[●], as Designated Second Lien Representative

By:
Name:
Title:

Annex I-3

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [●] dated as of [●], 20[●], to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of August 17, 2020 (the “Intercreditor Agreement”), among WILMINGTON TRUST, NATIONAL ASSOCIATION, as the First Lien Collateral Trustee, U.S. BANK NATIONAL ASSOCIATION, as the Second Lien Collateral Agent, the additional Representatives from time to time party thereto, TRIUMPH GROUP, INC., a Delaware corporation (the “Company”), and the other Grantors party thereto.

A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.    As a condition to the ability of the Company to incur Second Lien Debt after the date of the Intercreditor Agreement and to secure such Second Lien Debt with the Second Lien and to have such Second Lien Debt guaranteed by the Grantors, in each case under and pursuant to the Second Lien Security Documents relating thereto, the Second Lien Representative in respect of such Second Lien Debt is required to become a Representative under, and such Second Lien Debt and the Second Lien Secured Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.09 of the Intercreditor Agreement provides that such Second Lien Representative may become a Representative under, and such Second Lien Debt and such Second Lien Secured Parties may become subject to and bound by, the Intercreditor Agreement as additional Second Lien Obligations and additional Second Lien Secured Parties, respectively, pursuant to the execution and delivery by the Second Lien Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned Second Lien Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the First Lien Documents and the Second Lien Documents.

Accordingly, the New Representative agrees and the First Lien Collateral Trustee and the Designated Second Lien Representative acknowledge as follows:

SECTION 1. In accordance with Section 8.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Second Lien Debt and Second Lien Secured Parties become subject to and bound by, the Intercreditor Agreement as Second Lien Debt and Second Lien Secured Parties, respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Second Lien Secured Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Second Lien Representative and to the Second Lien Secured Parties that it represents as Second Lien Secured Parties. Each reference to a “Representative” or “Second Lien Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the First Lien Collateral Trustee and the Designated Second Lien Representative and the other Secured Parties

Annex II-1

that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee][under [describe new facility]] (the “New Facility”), (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Lien Documents relating to such Second Lien Debt provide that, upon the New Representative’s entry into this Agreement, the Second Lien Secured Parties in respect of such Second Lien Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Second Lien Secured Parties.

SECTION 3. The New Representative acknowledges that the documents governing the New Facility comply with the Additional Secured Debt Designation.

SECTION 4. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the First Lien Collateral Trustee and the Designated Second Lien Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 5. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 6. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPALS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 7. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.12 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

Annex II-2

SECTION 9. The Company agrees to reimburse the First Lien Collateral Trustee and the Designated Second Lien Representative for each of their reasonable fees and expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the First Lien Collateral Trustee and the Designated Second Lien Representative as required by the applicable Secured Debt Documents.

[Signature pages follow]

Annex II-3

IN WITNESS WHEREOF, the New Representative, the First Lien Collateral Trustee and the Designated Second Lien Representative have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],

as [●] for the holders of [●]

By:
Name:
Title:

Address for notices:

Attention of:
Telecopy:

WILMINGTON TRUST, NATIONAL ASSOCIATION,as First Lien Collateral Trustee

By:
Name:
Title:

[●],

as Designated Second Lien Representative

By:
Name:
Title:

Annex II-4

Acknowledged by:

[TRIUMPH GROUP, INC.]

By:
Name:
Title:

[SUBSIDIARY GRANTORS]

By:
Name:
Title:

Annex II-5